SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 18, 2002
(Date of earliest event reported)

PAYCHEX, INC. (Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	0-11330 (Commission File Number)	16-1124166 (IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK (Address of principal executive offices)	14625-0397 (Zip Code)

(585) 385-6666 (Registrant’s telephone number, including area code)

ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

ITEM 9. REGULATION FD DISCLOSURE

The registrant’s press release dated September 18, 2002, which reports its financial results for the first quarter of fiscal 2003 ended August 31, 2002, is furnished (not filed) as Exhibit 99.1. This press release also announces that the Company has entered into an agreement to acquire Advantage Payroll Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date: September 18, 2002	/s/ B. Thomas Golisano B. Thomas Golisano Chairman, President and Chief Executive Officer

Date: September 18, 2002	/s/ John M. Morphy John M. Morphy Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release of Paychex, Inc. Dated September 18, 2002

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